                                                                   EXHIBIT 10.76


                                   AGREEMENT


          THIS AGREEMENT ("Agreement") is entered into as of the 31st day of March 1999 by and among Intellisys Group, Inc., a Delaware corporation (the "Company") and Weston Presidio Capital III, LP ("Capital") and WPC Entrepreneur Fund, LP ("Fund") (Capital and Fund being collectively referred to in this Agreement as "Investor.")

          WHEREAS, concurrently with the execution of this Agreement, the Company is entering into a Fifth Amendment to Loan and Security Agreement dated as of March 31, 1999 (the "Loan Agreement") among Fleet Business Credit Corporation ("Lender"), B. Higginbotham Enterprises, Inc. ("B. Higginbotham") and Proline Industries, Inc. ("Proline" and together with B. Higginbotham and the Company, the "Borrowers"), pursuant to which Lender has agreed to provide a temporary Overadvance Facility to the Borrowers (the "Overadvance Facility") and pursuant to which Lender will lend up to $5,000,000 to the Borrowers and under which Lender will provide an Overline Facility to temporarily increase the total facility to $22,000,000 upon the terms and subject to the conditions set forth in the Loan Agreement, including the condition that Investor guarantee repayment of borrowings made under the Overadvance Facility by executing and delivering to Lender a Continuing Guaranty in the form attached to this Agreement as Exhibit A (the "Continuing Guaranty"); and

          WHEREAS, the Borrowers have requested that Investor execute and deliver the Continuing Guaranty to Lender and Investor is willing to do so upon the terms and conditions set forth in this Agreement;

          NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1. CONTINUING GUARANTY. Concurrently with the execution of this Agreement, Investor is executing and delivering to Lender the Continuing Guaranty.

          SECTION 2. GUARANTY FEE. The Company shall pay Investor a fee for providing the Continuing Guaranty (the "Guaranty Fee") in an amount equal to one percent (1%) of the largest principal amount of borrowings made under the Overadvance Facility outstanding on any date during the term of the Continuing Guaranty, the repayment of which is guaranteed by Investor pursuant to the Continuing Guaranty. The Guaranty Fee shall be paid upon the earlier to occur of (i) the closing of the Company's underwritten initial public offering of common stock ("IPO"), (ii) the issuance of equity securities by the Company to one or more investors in a transaction that results in the receipt by the Company of at least $15,000,000 in net cash proceeds (after deduction of fees and commissions) (a "Qualifying Private Placement"), (iii) the receipt by the Company of the Purchase Price (as defined in Section 3 hereof) on the Option Closing Date (as defined in Section 3 hereof), (iv) the repayment of borrowings made under the Overadvance Facility in full and termination of the Overadvance Facility or (v) the termination of the Continuing Guaranty in accordance with its terms. The Company shall pay 95.25824 percent

(95.25824%) of the Guaranty Fee to Capital and 4.74176 percent (4.74176%) of the Guaranty Fee to Fund.

          SECTION 3. PURCHASE OPTION. At any time after expiration of the 90 day period commencing on the date of this Agreement and so long as the Overadvance Facility shall then be outstanding and Investor shall not have been released from its obligations under the Continuing Guaranty, Investor may elect to purchase shares of the Company's Series A Convertible Redeemable Preferred Stock ("Series A Preferred") for an aggregate purchase price equal to the principal amount of the borrowings under the Overadvance Facility outstanding, plus accrued and unpaid interest thereon, by providing the Company with written notice of its election (the "Election Notice"). The Election Notice shall specify the date on which Investor elects to complete the purchase (the "Option Closing Date"), which shall not be earlier than 7 days following the date on which the Election Notice is given to the Company. On the Option Closing Date, the Investor shall pay to Lender on behalf of the Company, in immediately available funds, an amount (the "Purchase Price") equal to the aggregate principal amount of the borrowings made under the Overadvance Facility outstanding on the Option Closing Date, plus the amount of accrued and unpaid interest thereon as set forth in a payoff letter of the Lender. In consideration for the payment of the Purchase Price, the Company (i) shall issue and deliver to Investor a certificate or certificates representing a number of whole shares of Series A Preferred (rounded down to the nearest whole share) (the "Acquired Shares") computed by dividing the Purchase Price by $6.9629, (ii) execute and deliver to Investor one or more Series A Convertible Redeemable Preferred Stock Purchases Warrants in the form attached hereto as Exhibit B (the "Warrants") for the purchase of an aggregate number of shares of Series A Preferred equal to 10% of the number of Acquired Shares at a price per share of $6.9629, and (iii) deliver to Investor, as soon as practicable, a release executed by Fleet releasing Investor from all liability under the Continuing Guaranty and acknowledging the termination of the Continuing Guaranty (the "Fleet Release"). The certificates representing the shares of Series A Preferred and the Warrants issued by the Company shall be issued in the names of Capital and Fund in the respective amounts requested by Capital and Fund.

          SECTION 4. REPAYMENT OF BORROWINGS UNDER THE OVERADVANCE FACILITY AND RELEASE. The Company shall apply the proceeds from the IPO or from a Qualified Private Placement, whichever shall first occur, to the repayment in full of all outstanding borrowings under the Overadvance Facility and the satisfaction of all other liabilities of the Company under the Line of Credit and, as soon as practicable, after such repayment shall deliver an executed Fleet Release to Investor. If at any other time, (i) the borrowings under the Overadvance Facility shall have been repaid in full, (ii) all other liabilities of the Company under the Line of Credit shall have been satisfied in full, and (iii) the Line of Credit shall have been terminated, the Company shall deliver an executed Fleet Release to Investor as soon as practicable after the last of the foregoing events to occur.

          SECTION 5. AMENDMENT TO CERTIFICATE OF DESIGNATION; CONSENT. On or about the date of this Agreement, the Company has filed or will file with the Delaware Secretary of State the Certificate of Amendment of Amended Certificate of Designation (the "Amendment") attached hereto as Exhibit C. Capital and Fund hereby represent and warrant to the Company that they collectively own of record all outstanding shares of Series A Preferred and hereby consent to (i) the amendment of the Amended Certificate of Designation effected by the Amendment, (ii) the issuance of the Acquired Shares pursuant to this Agreement, (iii) the issuance of the Warrants pursuant to this Agreement, and (iv) the issuance of shares of Series A Preferred upon exercise of the Warrants.

          SECTION 6. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor as follows:

          6.1  Authorization.  All action (corporate and other) on the part of
               -------------
the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery by the Company of this Agreement, the performance of all obligations of the Company hereunder, the approval, execution and filing with the Secretary of State of Delaware of the Certificate of Designation, the authorization, issuance (or reservation for issuance), sale and delivery of the Series A Preferred and the Common Stock issuable upon conversion of the Series A Preferred has been taken or will be taken prior to the sale of the shares. This Agreement has been executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights of creditors, and except to the extent that the availability of any equitable remedy is subject to the discretion of a court or limited by law, and may be limited by applicable federal and state laws.

          6.2  Valid Issuance of Preferred and Common Stock.  The Series A
               --------------------------------------------
Preferred which may be purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly issued, fully paid and nonassessable and, based in part upon the representations of the Investor in this Agreement, will be issued in compliance with all applicable securities laws as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred hereunder, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended Certificate of Designation, shall be duly and validly issued, fully paid and nonassessable, and, based in part upon the representations of the Investor in this Agreement, shall be issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Series A Preferred (or the Common Stock issuable upon conversion thereof) and will be free of restrictions on transfer other than restrictions on transfer under this Agreement and under applicable state and federal securities laws. The Company has reserved sufficient authorized but unissued Common Stock for issuance upon conversion of the Series A Preferred.

          6.3  Consents and Approvals.  The execution, delivery and performance
               ----------------------
of this Agreement and the consummation of the transactions contemplated hereby by the Company do not require the consent, approval, license or authorization of, notice to, or declaration, filing or registration with, any third party or governmental authority and will not result in any breach or default which could result in the termination of, the material impairment or forfeiture of any material contract to which the Company is a party or by which it is bound, except for the filing pursuant to Section 25102(f) of the California Corporate Securities Law of 1968, as amended, which filing will be effected by the Company within fifteen (15) days after the date of the issuance of the shares.

          SECTION 7. REPRESENTATIONS AND WARRANTIES OF INVESTOR. The Investor hereby represents and warrants to the Company as follows:

          7.1  Authorization.  The Investor has full power and authority to
               -------------
enter into this Agreement. This Agreement has been duly authorized, executed and delivered by the Investor and constitutes its valid and legally binding obligation, enforceable in accordance with its terms.

          7.2  Purchase Entirely for Own Account.  This Agreement is made with
               ---------------------------------
the Investor in reliance upon the Investor's representation to the Company, which by the Investor's execution of this Agreement the Investor hereby confirms, that the Warrants, the Series A Preferred (including the Series A Preferred purchased upon exercise of the Warrants) and the Common Stock issuable upon conversion of the Series A Preferred (collectively, the "Securities") will
                                                              ----------
be acquired for investment for the Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof in contravention of applicable law, and that the Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that the Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Securities.

          7.3  Disclosure of Information.  The Investor has received all the
               -------------------------
information it considers necessary or appropriate for deciding whether to enter into this Agreement and invest in the Securities. The Investor further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of sale of the Securities that may be made as contemplated by this Agreement.

          7.4  Investment Experience.   The Investor is an institutional
               ---------------------
investor in securities of companies in the development or growth stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities. The Investor also represents it has not been organized for the purpose of acquiring the Securities.

          7.5  Accredited Investor.  The Investor is and upon each purchase of
               -------------------
Series A Preferred as contemplated by this Agreement will be an "accredited investor" within the meaning of SEC Rule 501 of Regulation D, as presently in effect.

          7.6  Restricted Securities.  The Investor understands that the
               ---------------------
Securities it is acquiring and may acquire as contemplated by this Agreement are characterized as "restricted securities" under the federal securities laws inasmuch as they will be acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act of 1933, as amended (the "Act"), only in certain limited
                                             ---
circumstances. In this connection, the Investor represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act. The Investor acknowledges that its investment in the Securities may be an illiquid investment requiring the Investor to bear the economic risk of the investment for an indefinite period and that the Company may never be able to comply with the requirements of Rule 144.

          7.7  Further Limitations on Disposition.  Without in any way limiting
               ----------------------------------
the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Securities unless and until the transferee has agreed in writing for the benefit of the Company to be bound by the terms of this Agreement (provided and to the extent that such terms are then applicable and provided that the Investor is making such disposition in a transaction other than pursuant to Rule 144 or under an effective registration statement under the Act and in accordance with any applicable state securities laws), and

          (a) The Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a detailed statement of the circumstances surrounding the proposed disposition, and

          (b) If requested by the Company, the Investor shall have furnished the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, rendered by Brobeck, Phleger & Harrison LLP or another law firm experienced in matters involving the sale of securities under federal and state securities laws and reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act or registration or qualification under any state securities or "blue sky" law.

          Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by the Investor that is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his or her spouse or to the siblings, lineal descendants or ancestors of such partner or his or her spouse, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he or she were an original Investor hereunder.

          7.8  Legends.  It is understood that the certificates evidencing the
               -------
Securities may bear one or more of the following legends:

          (a) "These securities have not been registered under the Securities Act of 1933 or any applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Securities Act and the registration or qualification of the securities under applicable state securities laws or an opinion of counsel reasonably satisfactory to the Company, in form and content reasonably satisfactory to the Company, that such registration or qualification under the Securities Act and state securities laws is not required."

          (b) "A statement of all the designations, preferences, rights and qualifications, limitations or restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any shareholder upon request and without charge, at the principal office of the Company."

          (c) "The shares evidenced by this certificate are subject to the terms and conditions of a certain Investor Rights Agreement which includes a voting agreement and a market stand-off agreement. Copies of the Investor Rights Agreement may be obtained upon written request to the Company's secretary.

          (d)  Any legend required by the securities laws of any state.

          7.9  Consents.  No consent, approval or authorization of or
               --------
designation, declaration or filing with any state, federal or foreign governmental authority on the part of the Investor is required in connection with the valid execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.

          7.10 Corporate Securities Law.  THE SALE OF THE SECURITIES WHICH ARE
               ------------------------
THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM QUALIFICATION BY SECTION 25100, 25102 OR 25105 OF THE CALIFORNIA CORPORATIONS CODE OR OTHERWISE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

          SECTION 8. GOVERNING LAW. This Agreement and the Warrants shall be governed by and construed in accordance with the law of the State of California, excluding any California choice of law provisions.

          SECTION 9. NOTICES. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received, if personally delivered; when transmitted, if transmitted by telecopy with receipt of telephonic or electronic confirmation; the second day after it is sent, if sent for next day delivery by a recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

     To Company:               Intellisys Group, Inc.
                               1400 East Dana Street
                               Mountain View, CA 94041

                               Telecopy:  (650) 969-4136
                               Attention: Donald J. Esters


     with a copy to            Latham & Watkins
                               505 Montgomery Street, Suite 1900
                               San Francisco, California  94111-2562
                               Telecopy:  (415) 395-8095
                               Attention: Jeffrey T. Pero, Esq.


     To Investor:              Weston Presidio Capital Management III, LLC
                               343 Sansome Street, Suite 1210
                               San Francisco, CA 94104-1316
                               Telecopy:  (415) 398-0990
                               Attention: Philip Halperin


     with a copy to            Brobeck Phleger & Harrison LLP
                               Two Embarcadero Place
                               2200 Geng Road
                               Palo Alto, CA 94303-0913
                               Telecopy:  (650) 496-2755
                               Attention: Therese A. Mrozek, Esq.


or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

          SECTION 10.  MISCELLANEOUS.

          10.1  Benefit of Agreement; Successors and Assigns.  Except as
                --------------------------------------------
otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including transferees of the Securities). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as otherwise expressly provided in this Agreement.

          10.2  Entire Agreement; Waivers.  This Agreement, together with all
                -------------------------
exhibits hereto, and the other agreements referred to herein, constitute the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

          10.3  Multiple Counterparts.  This Agreement may be executed in one or
                ---------------------
more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          10.4  Invalidity.  In the event that any one or more of the provisions
                ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

          10.4  Titles.  The titles, captions or headings of the Sections herein
                ------
are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

          10.5  Fees and Expenses.  All costs and expenses incurred in
                -----------------
connection with this Agreement shall be paid by the party incurring such cost or expense.

          10.6  Amendment.  This Agreement may be amended by the parties hereto
                ---------
at any time. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

          IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the day and year first above written.


                         INTELLISYS GROUP, INC.



                          /s/ Donald J. Esters
                         __________________________________________________
                         By:  Don Esters
                         Its: Chairman and Chief Executive Officer


                         INVESTOR

                         WESTON PRESIDIO CAPITAL III, L.P.,

                         By: WESTON PRESIDIO CAPITAL MANAGEMENT III, LLC, its General Partner


                              /s/ Philip Halperin
                              _____________________________________________
                              By:  Philip Halperin
                              Its:

                         WPC ENTREPRENEUR FUND, L.P.,

                         By:  WESTON PRESIDIO CAPITAL MANAGEMENT
                              III, LLC,
                              its General Partner

                              /s/ Philip Halperin
                              _____________________________________________
                              By:  Philip Halperin
                              Its:

                                   EXHIBIT A


                              CONTINUING GUARANTY


               1. FOR VALUE RECEIVED, and in consideration of any loans or other financial accommodations heretofore or hereafter made or granted to Intellisys Group, Inc., a Delaware corporation ("Intellisys"), B. Higginbotham Enterprises, Inc., a Texas corporation, or Proline Industries, Inc., a Washington corporation (collectively, the "Companies") by Fleet Business Credit Corporation (formerly known as Sanwa Business Credit Corporation and together with its successors and assigns, "Lender"), each of the undersigned hereby unconditionally guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of (i) all obligations of the Companies to Lender to repay advances made by Lender pursuant to the Overadvance Facility (as such term is defined in the Fifth Amendment dated as of March 31, 1999 to the Loan and Security Agreement, originally dated as of September 3, 1998, by and between the Companies and Lender, as amended (collectively "Loan Agreement")) now or hereafter existing or due or to become due in an amount of up to Five Million Dollars ($5,000,000) (the "Overadvances") plus (ii) all interest payable on the Overadvance(s) (the "Overadvance Interest") and (iii) all expenses (including attorneys' and paralegals' fees and expenses) paid or incurred by Lender in enforcing this Guaranty (the "Enforcement Expenses"). The Overadvances, the Overadvance Interest and the Enforcement Expenses are collectively referred to herein as the "Obligations"). All present and future obligations and indebtedness owing by the Companies to Lender under or pursuant to the Loan Agreement including the Overadvance Facility are referred to herein as the "Liabilities. " In the event of any default by any Company in making payment of any of the Liabilities, each of the undersigned agrees, on demand by Lender, to pay all of the Obligations as are then or may thereafter become due and owing under the terms of the Loan Agreement. The undersigned acknowledge and agree that in the event of a default under the Loan Agreement, any payments made or applied against the Liabilities, other than payments by the undersigned on the Obligations, shall first be applied to payment of the Liabilities not constituting the Overadvance Facility and then to the Overadvance Facility.

               2. Each of the undersigned agrees that, in the event of the dissolution or insolvency of any of the Companies or the undersigned or the inability of any of the Companies or the undersigned to pay their respective debts as they mature, or an assignment by any of the Companies or the undersigned for the benefit of creditors, or the institution of any proceeding by or against any of the Companies or the undersigned alleging that any of the Companies or the undersigned is insolvent or unable to pay their respective debts as they mature, the undersigned will pay to Lender forthwith the full amount which would be payable hereunder by the undersigned if all of the Liabilities were then due and payable, whether or not such event occurs at a time when any of the Liabilities or the Obligations are due and payable.

               3. This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect (notwithstanding, without limitation, the dissolution or insolvency of any of the undersigned or that at any time or from time to time all of the Overadvances may have been paid), until all of the Obligations (including any extensions or renewals thereof) shall have been fully and finally paid. Notwithstanding the foregoing, this Guaranty shall terminate upon occurrence of the earlier of (i) the termination of the Overadvance Facility and the payment in full to Lender by the undersigned of all of the Obligations, (ii) the payment in full of the Obligations during the 90 day period following the date hereof with the proceeds from (x) Intellisys' initial underwritten public offering of common stock or (y) a private placement of shares of capital stock by Intellisys that results in net cash proceeds (after deduction of fees and commissions) to Intellisys of at least $15,000,000 or (iii) July 15, 1999 on which date all outstanding Obligations shall be paid in full by the undersigned. Upon any termination of this Guaranty, the Overadvance Facility shall automatically terminate.

               4. Each of the undersigned further agrees that, if at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of any of the Companies), the Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to the Obligations, all as though such application had not been made by Lender.

               5. Lender may, from time to time, whether before or after any discontinuance of this Guaranty, in its sole discretion and without notice to the undersigned, take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Liabilities, (b) retain or obtain the primary or secondary obligation of any obligor or obligors, including any other guarantors in addition to the undersigned, with respect to any of the Liabilities; (c) extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of the Liabilities; provided that any extension of the terms of this Guaranty beyond the termination dates provided in paragraph 3(ii) or (iii) above shall not be made without the undersigneds' prior written consent; (d) release, waive or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor primarily or secondarily obligated with respect to any of the Liabilities; (e) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property now or hereafter securing any of the Liabilities, or, subject to subsection 5(c) above, extend or renew for one or more periods (whether or not longer than the original period) or release, waive, compromise, alter or exchange any obligations of any nature of any obligor with respect to any property; and (f) resort to the undersigned for payment of any of the Obligations, whether or not Lender shall have resorted to any property securing any of the Liabilities or shall have proceeded against any other obligor primarily or secondarily obligated with respect to any of the Liabilities.

               6. Notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall have no right of subrogation, reimbursement, exoneration, indemnity, contribution or any other rights that would result in any of the undersigned being deemed a creditor, under the Federal Bankruptcy Code or any other law or for any other purpose, of any of the Companies or any other person directly or contingently liable for the obligations guaranteed hereunder and each of the undersigned hereby irrevocably waives all such rights, the right to assert any such rights and any right to enforce any remedy which Lender now or may hereafter have against any of the Companies and hereby irrevocably waives any benefit of and any right to participate in, any security now or hereafter held by Lender, whether any of the foregoing rights arise in equity, at law or by contract. Each of the undersigned further agrees that nothing contained herein or otherwise shall prevent Lender from pursuing concurrently or successively all rights and remedies available to it at law and/or in equity or under any of the documents evidencing the Liabilities and the exercise of any of its rights or remedies shall not constitute a discharge of the undersigned's obligations hereunder, it being the purpose and intent of each of the undersigned that its obligations hereunder shall be absolute, independent and unconditional under any and all circumstances whatsoever.

               7. Each of the undersigned hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence or creation or non-payment of all or any of the Liabilities; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever; (d) any defense, right of set-off or other claim which the undersigned may have against any of the Companies or which the undersigned or any of the Companies may have against Lender; (e) all diligence in collection or protection of or realization upon the Liabilities or any thereof, any obligation hereunder, or any security for or guaranty of any of the foregoing; (f) any requirement of Lender to marshal; and (g) any failure by Lender to inform the undersigned of any facts Lender may now or hereafter know about any of the Companies and the Liabilities, it being understood and agreed that Lender has no duty so to inform and that each of the undersigned is fully responsible for being and remaining informed by any of the Companies of all circumstances bearing on the existence or creation, or the risk of nonpayment or nonperformance of the Liabilities.

               8. Lender may, from time to time, whether before or after any discontinuance of this Guaranty, without notice to the undersigned, assign or transfer any or all of the Liabilities or any interest therein and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, the Liabilities shall be and remain the Liabilities for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of -the Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Liabilities, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were Lender; provided, however, that, unless Lender shall otherwise consent in writing, Lender shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guaranty, for the benefit of Lender, as to those of the Liabilities which Lender has not assigned or transferred; and provided further that notwithstanding any such transfer or assignment, the undersigneds' obligations hereunder shall be limited to the payment of the Obligations.

               9. No delay in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding upon Lender, except as expressly set forth in a writing duly signed and delivered by Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of the undersigned under this Guaranty.

               10. This Guaranty shall be continuing and shall not be discharged, impaired or affected by (a) the power or authority or lack thereof of any of the Companies to incur the Liabilities; (b) the validity or invalidity of the documents evidencing the Liabilities or securing the same; (c) any claims or defenses whatsoever that any of the Companies or anyone else may or might have to the payment or performance of the Liabilities; (d) the existence or non-existence of any of the Companies as a legal entity; (e) the transfer by any of the Companies of all or any part of the collateral described in the documents securing the Liabilities; or (f) any right of offset, counterclaim or defense (other than payment in full and performance in full of all of the Liabilities in accordance with the terms of the documents evidencing and securing the Liabilities) that each of the undersigned may or might have to its undertakings, liabilities and obligations hereunder, each and every such defense being hereby waived by each of the undersigned to the extent permitted by law.

               11. This Guaranty shall be binding upon each of the undersigned and upon its successors and assigns and shall inure to the benefit of Lender and its successors and assigns. All references herein to the Company and each of the undersigned, respectively, shall be deemed to include their respective successors and assigns, whether immediate or remote. If more than one party shall execute this Guaranty, the term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder. All notices required or permitted to be given hereunder shall be in writing and shall be either personally delivered, sent by telecopier or sent by United States mail, with first class postage prepaid, addressed, if to the undersigned at its address stated below or at such other address as the undersigned hereafter notify Lender as herein provided and, if to Lender at Fleet Business Credit Corporation, 15260 Ventura Blvd., Suite 400, Sherman Oaks, California 91403 Attn: Loan Administration Manager, telecopier number (818) 382-4297 or at such other address as Lender hereafter notifies the undersigned as herein provided. Notices shall be deemed received on the earlier of (i) the date when sent if sent by telecopier, provided that such telecopied notice shall be confirmed by also sending such notice by U.S. mail within 48 hours; (ii) if given by U.S. mail the earlier of receipt or the third calendar day after deposit in the U.S. mail, or
(iii) the date of actual delivery, if personally delivered.

               This Guaranty has been delivered for acceptance by Lender in Los Angeles, California and shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of California. Each of the undersigned hereby (i) irrevocably submits to the jurisdiction of any state or federal court located in Los Angeles County, California, over any action or proceeding to enforce or defend any matter arising from or related to this Guaranty; (ii) irrevocably waives, to the fullest extent the undersigned may effectively do so, the defense of an inconvenient forum to the maintenance of any such action or proceeding; (iii) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdictions by suit on the judgment or in any other manner provided by law; and (iv) agrees not to institute any legal action or proceeding against Lender or any of Lender's directors, officers, employees, agents or property, concerning any matter arising out of or relating to this Guaranty in any court other than one located in Los Angeles County, California. Nothing in this paragraph shall affect or impair Lender's right to serve legal process in any manner permitted by law or Lender's right to bring any action or proceeding against any of the undersigned or its property in the courts of any other jurisdiction. Wherever possible each provision of this Guaranty shall be interpreted as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          THE UNDERSIGNED AND LENDER EACH EXPRESSLY WAIVE ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (1) ARISING UNDER THIS GUARANTY OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR (2) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE UNDERSIGNED AND LENDER OR ANY OF THEM WITH RESPECT TO THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH, OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE; AND THE UNDERSIGNED AND LENDER EACH AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT THIS GUARANTY OR A COUNTERPART OR COPY OF THIS GUARANTY MAY BE FILED

WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

March 31, 1999.

"Guarantor"                                      "Guarantor"
WESTON PRESIDIO CAPITAL III, L.P.                WPC ENTREPRENEUR FUND, LP
By:  Weston Presidio Capital Management III,     By:  Weston Presidio Capital Management III,
 LLC, its General Partner                        LLC, its General Partner


By:                                              By:
   -------------------------------------------      --------------------------------------------
Title:                                           Title:
      ----------------------------------------         -----------------------------------------
Guarantor address:                               Guarantor address:


----------------------------------------------   -----------------------------------------------

----------------------------------------------   -----------------------------------------------

----------------------------------------------   -----------------------------------------------

Attention:                                       Attention:
          ------------------------------------             -------------------------------------
Phone:                                           Phone:
      ----------------------------------------         -----------------------------------------
Telecopier:                                      Telecopier:
           -----------------------------------              ------------------------------------

                                   EXHIBIT B

                                FORM OF WARRANT

          THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS.

No. W-I

                              WARRANT TO PURCHASE
                SERIES A CONVERTIBLE REDEEMABLE PREFERRED STOCK

                                      OF

                    INTELLISYS GROUP, INC. (THE "COMPANY")

          This warrant (the "Warrant") certifies that, for value received and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, [NAME] (the "Holder") is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as
the Company shall notify Holder in writing), to purchase    shares of the Series
A Convertible Redeemable Preferred Stock of the Company (the "Series A Preferred Stock") at $6.9629 per share (such price, as adjusted from time to time, is herein referred to as the "Exercise Price"). The shares of Series A Preferred Stock issuable pursuant to this Warrant (the "Shares") shall be subject to adjustment pursuant to Section 9 hereof.

          1.   Exercise Period.  This Warrant is exercisable, in whole or in
               ---------------
part, commencing upon the date hereof (the "Effective Date"), and shall remain so exercisable for a period of three years following the Effective Date.

          2.   Exercise of Warrant.
               -------------------

               (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the exercise period hereof as described in Section 1 above. Such exercise shall be effected by the surrender of this Warrant and the Notice of Exercise annexed hereto duly completed and executed on behalf of the Holder, at the office of the Company, upon payment of the aggregate Exercise Price in cash or by check.

               (b) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise (accompanied by payment of the aggregate Exercise

                    Price) as provided above, and the person entitled to receive the Shares issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date. As promptly as practicable on or after such date, the Company at its expense shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of Shares issuable upon such exercise. If such exercise is for less than all of the Shares, the Company shall additionally, as promptly as practicable on or after such date, at its expense, issue and deliver a replacement warrant identical to this Warrant except that the number of shares available for exercise shall be reduced by the number of Shares exercised.

          3.  Net Issue Exercise.  In lieu of exercising this Warrant by paying
              ------------------
the Exercise Price in cash or by check and so long as the Company shall have completed an initial underwritten public offering of shares of the Company's common stock (the "Common Stock"), Holder may elect to receive shares equal to the value of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with notice of such election in which event the Company shall issue to Holder a number of shares of the Company's Series A Preferred Stock or shares of Common Stock, as applicable, computed using the following formula:

          Where X = The number of shares of Series A Preferred Stock or shares of Common Stock, as applicable, to be issued to Holder.

                    X = Y(A-B)
                    ----------
                         A

            Y = The number of shares of Series A Preferred Stock or shares of Common Stock, as applicable, to be canceled pursuant to such exercise under this Warrant.

            A = The fair market value of one share of the Company's Series A Preferred Stock or Common Stock, as applicable.

            B = Exercise Price (as adjusted to the date of such calculations).

          4.  No Fractional Shares or Scrip.  No fractional shares or scrip
              -----------------------------
representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the Exercise Price multiplied by such fraction.

          5.   No Rights of Shareholder.  The Holder shall not be entitled to
               ------------------------
vote or receive dividends or be deemed the holder of Series A Preferred Stock or any other securities of the Company or receive any benefits thereunder, accrued or otherwise, that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until the Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have been issued, as provided herein.

          6.   Transfer of Warrant.
               -------------------

               (a)  Non-transferability of Warrant.  This Warrant may not be
                    ------------------------------
                    transferred or assigned without the prior written consent of the Company, which consent shall not be unreasonably withheld.

          7.   Compliance with Securities Laws.
               -------------------------------

               (a)  Holder Status.  The Holder of this Warrant is an "accredited
                    -------------
                    investor" within the meaning of Rule 501 of Regulation D promulgated under the 1933 Act, as presently in effect.

               (b)  Purchase for Own Account.  The Warrants and the Shares to be
                    ------------------------
                    purchased by the Holder hereunder will be acquired for investment for Holder's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof within the meaning of the 1933 Act, and Holder has no present intention of selling, granting any participation in or otherwise distributing the same. Holder also represents that it has not been formed for the specific purpose of acquiring the Warrants or the Shares.

               (c)  Disclosure of Information.  Holder has received or has had
                    -------------------------
                    full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrants and the Shares to be purchased by it under this Warrant. Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Warrants and the Shares) and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to Holder or to which Holder had access.

               (d)  Investment Experience.  Holder understands that the purchase
                    ---------------------
                    of the Warrants and the Shares involves substantial risk. Holder has experience as an investor in securities of companies in the start-up and early development stage and acknowledges that it is able to fend for itself, can bear the economic risk of the investment, including a total loss of such investment, in the Warrants and the Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of this investment in the Warrants and the Shares and protecting its own interests in connection with this investment. Holder represents that it has not been organized for the purpose of acquiring the Warrants or the Shares.

               (e)  Restricted Securities.  Holder understands that the Warrants
                    ---------------------
                    and the Shares are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering, and that under the 1933 Act and applicable regulations thereunder, such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, Holder represents that it is familiar with SEC Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. Holder understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investors' Rights Agreement. Holder understands that no public market now exists for any of the Warrants or the Shares and that it is uncertain whether a public market will ever exist for the Warrants or the Shares.

               (f)  Further Limitations on Disposition.  Without in any way
                    ----------------------------------
                    limiting the representations set forth above, Holder further agrees not to make any disposition of all or any portion of the Warrants or the Shares unless and until:

                    (i) there is then in effect a registration statement under the 1933 Act covering such proposed disposition and such disposition is made in accordance with such registration statement; or

                    (ii) (a) such Holder shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition and (b) such Holder shall have furnished the Company, at the expense of such Holder or its transferee, with an opinion of counsel satisfactory to the Company, in form and content satisfactory to the Company, that such disposition will not require registration of such securities under the 1933 Act.

                    (iii)  Legends.  This Warrant and all Shares issued upon
                           -------
                           exercise hereof may bear one or more of the following legends:

                    (A) "These securities have not been registered under the Securities Act of 1933 or any applicable state securities laws. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Securities Act and the registration or qualification of the securities under applicable state securities laws or an opinion of counsel reasonably satisfactory to the Company, in form and content reasonably satisfactory to the Company, that such registration or qualification under the Securities Act and state securities laws is not required."

                    (B) "A statement of all the designations, preferences, rights and qualifications, limitations or restrictions granted to or imposed upon the respective classes and/or series of shares of stock of the Company and upon the holders thereof may be obtained by any shareholder upon request and without charge, at the principal office of the Company."

                    (C) "The shares evidenced by this certificate are subject to the terms and conditions of a certain Investor Rights Agreement which includes a voting agreement and a market stand-off agreement. Copies of the Investor Rights Agreement may be obtained upon written request to the Company's secretary.

                    (D) Any legend required by the securities laws of any state.

          8.   Reservation of Stock.  The Company covenants that during the term
               --------------------
this Warrant is exercisable, the Company will reserve from its authorized and unissued Series A Preferred Stock and Common Stock a sufficient number of shares to provide for the issuance of the Shares upon the exercise of this Warrant or the conversion of the Series A Preferred Stock, as the case may be, and, from time to time, will take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon conversion of the Series A Preferred Stock issuable upon exercise of the Warrant, to the extent the Company can readily ascertain the number of shares of Common Stock. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, as set forth herein, shall be free from all liens and charges in respect of the issue thereof. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Series A Preferred Stock issuable upon the exercise of this Warrant.

          9.   Adjustment of Exercise Price and Number of Shares.  The number of
               -------------------------------------------------
and kind of securities purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

               (a)  Subdivisions, Combinations and Other Issuances.  If the
                    ----------------------------------------------
                    Company shall at any time prior to the expiration of this Warrant subdivide its Series A Preferred Stock, by split-up or otherwise, or combine its capital stock, or issue additional securities as a dividend with respect to any shares of its Series A Preferred Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 9(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

               (b)  Reclassification, Reorganization, Merger or Sale.  In case
                    ------------------------------------------------
                    of any reclassification, capital reorganization, change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in
                    Section 9(a) above) or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation effected in such a way that holders of preferred stock shall be entitled to receive stock, securities or assets with respect to or in exchange for preferred stock, then, as a condition of such reclassification, reorganization, change, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization, change, merger or sale, by a holder of the same number of shares of capital stock as were purchasable by the Holder immediately prior to such reclassification, reorganization, change, merger or sale. In any such case appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per share payable hereunder, provided the aggregate purchase price shall remain the same.

               (c)  Conversion of Series A Preferred Stock.  If the Series A
                    --------------------------------------
                    Preferred Stock converts into Common Stock pursuant to the provisions of the Company's Certificate of Incorporation, as amended, the Holder shall thereafter be entitled to purchase, instead and in lieu of the Series A Preferred Stock, the number of shares of Common Stock receivable upon conversion of the number of shares of Series A Preferred Stock that are issuable upon exercise of this Warrant, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Series A Preferred Stock for which this Warrant was exercisable immediately prior to such conversion by (y) the number of shares of Common Stock for which this Warrant is exercisable immediately after such conversion.

               (d)  Notice of Adjustment.  When any adjustment is required to be
                    --------------------
                    made in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the holder of such event and of the number of shares, the adjusted Exercise Price and the type of securities or property thereafter purchasable upon exercise of the Warrant.

          10.  Amendments.
               ----------

               (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder.

               (b) No waivers of or exceptions to any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

          11.  Miscellaneous.
               -------------

               (a)  Governing Law.  This Warrant shall be governed by and
                    -------------
                    construed under the internal laws of the State of California, without giving effect to the principles of conflict of laws thereof.

               (b)  Notices.  Unless otherwise provided, any notice required or
                    -------
                    permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties.

               (c)  Counterparts.  This Warrant may be executed in counterparts,
                    ------------
                    each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

          IN WITNESS WHEREOF, Intellisys Group, Inc. has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated: ___________, ______         INTELLISYS GROUP, INC.


                                   By: ________________________________________
                                   Name:  Donald J. Esters
                                   Its:


                                          ACCEPTED:


                                          _____________________________________

                                          By: _________________________________
                                          Name:
                                          Title:



                          [Signature page to Warrant]

                              NOTICE OF EXERCISE
                              ------------------



To:  Intellisys Group, Inc. (the "Company")
     ----------------------

          The undersigned hereby elects to purchase _________ shares of the Series A Convertible Redeemable Preferred Stock (or such stock or securities receivable upon the exercise of that certain Warrant to Purchase Shares of Series A Convertible Redeemable Preferred Stock of the Company (the "Warrant")) at an exercise price per share as set forth in the Warrant.

          The undersigned hereby:

               _____________  "Net-exercises" the Warrant.

               _____________  Tenders payment of the aggregate exercise price in cash or check.

          The undersigned requests that the Company issue a certificate or certificates representing said shares of the Series A Convertible Redeemable Preferred Stock (or such stock or securities receivable upon the exercise of the Warrant) of the Company in the name of the undersigned or in such other name as is specified below:


          ___________________________________
          (Print Name)

          By its signature below, the undersigned hereby confirms and acknowledges that the shares of Series A Convertible Redeemable Preferred Stock issuable upon exercise of the Warrant (or such stock or securities receivable upon the exercise of the Warrant) are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned will not offer, sell or otherwise dispose of any such shares of Series A Convertible Redeemable Preferred Stock (or such stock or securities receivable upon the exercise of the Warrant) except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

Date:________________

                                        ____________________________________
                                        (Print Name)

                                        ____________________________________
                                        (Signature)

                                        By:_________________________________
                                        (Name and title of signatory, if non-
                                        natural person)

          Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned or in such other name as is specified below:

                                        ____________________________________
                                        [Name]

                                        ____________________________________
                                        [Date]

                                        ____________________________________
                                        [Signature]

                                   EXHIBIT C


                           CERTIFICATE OF AMENDMENT
                                      OF
                      AMENDED CERTIFICATE OF DESIGNATION
                                      OF
                            INTELLISYS GROUP, INC.


     It is hereby certified that:

     1. The name of the corporation (hereinafter called the "Corporation") is INTELLISYS GROUP, INC.

     2. The Amended Certificate of Designation of the Corporation is hereby amended by striking out Paragraph 1 thereof and by substituting in lieu of said Paragraph the following new Paragraph:

          "1.  Designation and Number.
               ----------------------

          A class of Preferred Stock, designated Series A Convertible Redeemable Preferred Stock (the "Series A Preferred Stock"), is hereby established. The number of shares of Series A Preferred Stock shall be 2,508,000. The rights, preferences, privileges and restrictions granted to and imposed upon the Series A Preferred Stock are as set forth below."

     3. The amendment of the Amended Certificate of Designation herein certified has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, INTELLISYS GROUP, INC. has caused this certificate to be executed by its duly authorized officer this ______ day of March, 1999.

                                     ________________________________
                                     Michael Dennis
                                     Executive Vice President Sales & Marketing


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